Putnam Sustainable Leaders Fund
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (96.3%)(a)
	Shares	Value
Banks (3.3%)
Bank of America Corp.	2,176,200	$60,041,358
First Republic Bank	474,200	47,638,132
Webster Financial Corp.	801,000	40,586,670

		148,266,160
Beverages (1.4%)
Heineken NV (Netherlands)	589,278	62,189,022

		62,189,022
Biotechnology (1.1%)
Vertex Pharmaceuticals, Inc.(NON)	260,400	47,900,580

		47,900,580
Building products (0.5%)
Johnson Controls International PLC	631,200	23,316,528

		23,316,528
Capital markets (2.8%)
BlackRock, Inc.	249,000	106,415,130
MSCI, Inc.	98,500	19,585,740

		126,000,870
Chemicals (6.0%)
Chr Hansen Holding A/S (Denmark)	532,670	53,992,124
Ecolab, Inc.	130,200	22,985,508
Linde PLC	410,900	72,289,637
Novozymes A/S Class B (Denmark)	2,624,159	120,652,801

		269,920,070
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private) (Germany)(NON)(F)(RES)	52	44
New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private) (Germany)(NON)(F)(RES)	22	19

		63
Construction materials (0.7%)
Summit Materials, Inc. Class A(NON)	2,094,675	33,242,492

		33,242,492
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199) (Private)(NON)(F)(RES)	642,526	1,377,671

		1,377,671
Containers and packaging (1.0%)
Ball Corp.	803,200	46,473,152

		46,473,152
Electric utilities (1.0%)
NextEra Energy, Inc.	227,900	44,057,628

		44,057,628
Food and staples retail (1.4%)
Walmart, Inc.	641,700	62,585,001

		62,585,001
Food products (1.2%)
McCormick & Co., Inc. (non-voting shares)	347,600	52,358,988

		52,358,988
Health-care equipment and supplies (10.9%)
Becton Dickinson and Co. (BD)	474,437	118,481,152
Boston Scientific Corp.(NON)	1,379,469	52,944,020
Cooper Cos., Inc. (The)	269,400	79,788,198
Danaher Corp.	1,121,500	148,060,430
ICU Medical, Inc.(NON)	140,543	33,636,156
Penumbra, Inc.(NON)(S)	388,062	57,048,995

		489,958,951
Hotels, restaurants, and leisure (4.6%)
Chipotle Mexican Grill, Inc.(NON)	107,400	76,287,294
Hilton Worldwide Holdings, Inc.	963,636	80,087,788
Vail Resorts, Inc.	239,500	52,043,350

		208,418,432
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private) (Germany)(NON)(F)(RES)	104	88

		88
Independent power and renewable electricity producers (0.8%)
AES Corp.	2,024,100	36,595,728

		36,595,728
Industrial conglomerates (2.5%)
Honeywell International, Inc.	301,900	47,977,948
Roper Technologies, Inc.	193,000	66,000,210

		113,978,158
Insurance (1.3%)
Prudential PLC (United Kingdom)	2,892,994	57,932,677

		57,932,677
Interactive media and services (4.2%)
Alphabet, Inc. Class A(NON)	36,900	43,427,241
Alphabet, Inc. Class C(NON)	125,460	147,203,473

		190,630,714
Internet and direct marketing retail (3.9%)
Amazon.com, Inc.(NON)	99,677	177,499,818
Global Fashion Group SA (acquired 8/2/13, cost $3,488,697) (Private) (Luxembourg)(NON)(F)(RES)	82,353	742,776

		178,242,594
IT Services (8.9%)
Accenture PLC Class A	421,100	74,122,022
DXC Technology Co.	664,000	42,701,840
Okta, Inc.(NON)	1,076,030	89,019,962
Visa, Inc. Class A(S)	1,264,000	197,424,160

		403,267,984
Leisure products (1.1%)
Hasbro, Inc.	574,500	48,843,990

		48,843,990
Life sciences tools and services (0.6%)
Mettler-Toledo International, Inc.(NON)	39,000	28,197,000

		28,197,000
Machinery (2.9%)
Fortive Corp.	985,000	82,631,650
Stanley Black & Decker, Inc.	368,200	50,137,794

		132,769,444
Personal products (3.3%)
Unilever NV ADR (Netherlands)	2,537,060	147,363,177

		147,363,177
Road and rail (0.9%)
Lyft, Inc. Class A(NON)	65,707	5,144,201
Union Pacific Corp.	207,500	34,694,000

		39,838,201
Semiconductors and semiconductor equipment (4.8%)
ASML Holding NV (Netherlands)	215,700	40,562,385
First Solar Inc.(NON)	522,900	27,630,036
NXP Semiconductors NV	760,800	67,247,112
ON Semiconductor Corp.(NON)	2,258,500	46,457,345
Texas Instruments, Inc.	315,000	33,412,050

		215,308,928
Software (17.0%)
Adobe, Inc.(NON)	562,900	150,007,221
DocuSign, Inc.(NON)(S)	831,500	43,104,960
Microsoft Corp.	2,385,700	281,369,458
RealPage, Inc.(NON)	466,500	28,311,885
Salesforce.com, Inc.(NON)	746,100	118,159,857
ServiceNow, Inc.(NON)	326,300	80,429,687
Talend SA ADR(NON)	1,292,750	65,374,368

		766,757,436
Specialty retail (4.2%)
Home Depot, Inc. (The)	513,600	98,554,704
Lowe's Cos., Inc.	522,100	57,154,287
TJX Cos., Inc. (The)	619,800	32,979,558

		188,688,549
Technology hardware, storage, and peripherals (2.8%)
Apple, Inc.	668,232	126,930,668

		126,930,668
Textiles, apparel, and luxury goods (1.2%)
adidas AG (Germany)	205,385	49,902,622
Levi Strauss & Co. Class A(NON)	176,242	4,150,498

		54,053,120

Total common stocks (cost $3,078,453,701)		$4,345,464,064

CONVERTIBLE PREFERRED STOCKS (0.2%)(a)
	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $4,999) (Private)(NON)(F)(RES)	1,754	$3,761
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $95,634) (Private)(NON)(F)(RES)	30,360	71,949
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $224,601) (Private)(NON)(F)(RES)	44,126	168,975
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $325,791) (Private)(NON)(F)(RES)	64,006	245,103
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $182,702) (Private)(NON)(F)(RES)	33,279	137,453
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $551,501) (Private)(NON)(F)(RES)	71,810	414,912
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,546,855) (Private)(NON)(F)(RES)	542,756	1,163,750
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $1,955,989) (Private)(NON)(F)(RES)	686,312	1,471,555
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $5,967,941) (Private)(NON)(F)(RES)	2,096,000	4,489,632
UNEXT.com, LLC zero% cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private)(NON)(F)(RES)	125,000	—

Total convertible preferred stocks (cost $21,307,251)		$8,167,090

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 2.50%, 6/1/31(i)	$156,967	$156,432

Total U.S. government and agency mortgage obligations (cost $156,432)		$156,432

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.75%, 11/30/20(i)	$161,000	$163,562
2.125%, 5/15/25(i)	95,000	94,745
2.125%, 8/15/21(i)	133,000	132,879
1.625%, 7/31/20(i)	166,000	164,780
1.50%, 10/31/19(i)	131,000	131,080

Total U.S. treasury obligations (cost $687,046)		$687,046

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	55,497	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (8.1%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.86%(AFF)	Shares	199,734,856	$199,734,856
Putnam Short Term Investment Fund 2.64%(AFF)	Shares	164,162,635	164,162,635
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.39%(P)	Shares	680,000	680,000
U.S. Treasury Bills 2.531%, 6/6/19		$67,000	66,710
U.S. Treasury Bills 2.464%, 4/18/19		193,000	192,784
U.S. Treasury Bills 2.421%, 5/16/19		1,060,000	1,056,869
U.S. Treasury Bills 2.459%, 5/9/19		391,000	390,024
U.S. Treasury Bills 2.430%, 5/23/19		96,000	95,675

Total short-term investments (cost $366,379,504)			$366,379,553
TOTAL INVESTMENTS

Total investments (cost $3,466,983,934)			$4,720,854,185

	FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $187,819,892) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/19/19	$18,341,518	$18,662,872	$321,354
	Goldman Sachs International
		Australian Dollar	Buy	4/17/19	18,136,824	17,999,730	137,094
		Australian Dollar	Sell	4/17/19	18,136,824	18,013,961	(122,863)
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/19/19	44,014,461	44,762,363	747,902
	State Street Bank and Trust Co.
		Australian Dollar	Buy	4/17/19	22,937,380	22,751,675	185,705
		Australian Dollar	Sell	4/17/19	22,937,380	22,983,135	45,755
		Euro	Sell	6/19/19	22,364,830	22,745,036	380,206
	UBS AG
		Euro	Sell	6/19/19	19,570,652	19,901,120	330,468

	Unrealized appreciation						2,148,484

	Unrealized (depreciation)						(122,863)

	Total						$2,025,621
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $4,512,495,343.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,287,688, or 0.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$115,450,970	$1,069,494,232	$985,210,346	$2,077,017	$199,734,856
	Putnam Short Term Investment Fund**	183,909,276	637,158,301	656,904,942	1,558,638	164,162,635

	Total Short-term investments	$299,360,246	$1,706,652,533	$1,642,115,288	$3,635,655	$363,897,491
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $199,734,856, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $196,819,308.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $309,467 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$190,630,714	$—	$—
Consumer discretionary	677,503,909	—	742,864
Consumer staples	324,496,188	—	—
Financials	332,199,707	—	1,377,671
Health care	566,056,531	—	—
Industrials	309,902,331	—	63
Information technology	1,512,265,016	—	—
Materials	349,635,714	—	—
Utilities	80,653,356	—	—

Total common stocks	4,343,343,466	—	2,120,598
Convertible preferred stocks	—	—	8,167,090
U.S. government and agency mortgage obligations	—	156,432	—
U.S. treasury obligations	—	687,046	—
Warrants	—	—	—
Short-term investments	164,842,635	201,536,918	—

Totals by level	$4,508,186,101	$202,380,396	$10,287,688
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,025,621	$—

Totals by level	$—	$2,025,621	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$2,148,484	$122,863

Total	$2,148,484	$122,863

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$181,900,000
Warrants (number of warrants)	55,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com